AMENDMENT NO. 6 TO BUSINESS MANAGEMENT AGREEMENT
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     This Amendment No. 6 to Business Management Agreement ("Amendment") is made and entered into effective as of the 28th day of February, 2003, by and between Charles M. Cummins O.D., P.A., a New Jersey professional association (the "Practice"), and Eye Drx Retail Management, Inc. ("Business Manager").

                              W I T N E S S E T H:
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     WHEREAS, the Practice and Vision Twenty-One, Inc. ('Vision 21") entered into that certain Business Management Agreement effective as of January 1, 1998 (the "Original Business Management Agreement") whereby Vision 21 provided management services to the Practice;

     WHEREAS, pursuant to that certain Amendment to Business Management Agreement, dated August 31, 1999 (the "First Amendment"), by and among the
Practice, Vision 21 and Business Manager, the Original Business Management Agreement was amended to provide, among other things, that Vision 21 would assign all of its rights as a business manager to the Business Manager;

     WHEREAS, pursuant to that certain Amendment No. 2 to Business Management Agreement, dated effective February 29, 2000 (the "Second Amendment"), by and among the Practice and Business Manager, the Original Business Management Agreement was further amended to extend the term thereof until February 28, 2001;

     WHEREAS, pursuant to that certain Amendment No. 3 to Business Management Agreement, dated effective May 1, 2000 (the "Third Amendment"), by and among the Practice and Business Manager, the Original Business Management Agreement was further amended to comply with certain regulations governing optometrists have now been promulgated; and

     WHEREAS, pursuant to that certain Amendment No. 4 to Business Management Agreement, dated effective February 1, 2001 (the "Fourth Amendment) and Amendment No. 5 to Business Management Agreement, dated effective February 28, 2002 (collectively with the Business Management Agreement, the First Amendment, and the Second Amendment, and the Third Amendment and Fourth Amendment, the "Business Management Agreement"), the Original Business Management Agreement was further amended to extend the term thereof until February 28, 2003;

     WHEREAS, the parties now desire to further amend the Business Management Agreement to extend the term thereof until February 28, 2005;

     WHEREAS, capitalized terms not otherwise defined herein shall have the meaning ascribed to such term in the Amended Business Management Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties hereinafter contained, the parties hereby agree as follows:

                                    ARTICLE I

                   AMENDMENT OF BUSINESS MANAGEMENT AGREEMENT
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     Section 1.1 Section 6.1 of the Business Management Agreement shall be amended to read in its entirety as follows:

6.1.  Initial and Renewal Term.  Notwithstanding any provision in this Agreement
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to the contrary, the Term of this Business Management Agreement shall continue until February 28, 2005 at which time this Business Management Agreement shall be automatically renewed for successive one (1) year periods thereafter, provided that neither Business Manager nor the Practice shall have given notice of termination of this Professional Business Management Agreement at least thirty (30) days before the end of the initial term or any renewal term, as the case may be, or unless otherwise terminated as provided in Section 6.2 of this Business Management Agreement.

                                   ARTICLE II

                                  MISCELLANEOUS
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     2.1 This Amendment may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

     2.2 Except as otherwise expressly set forth in this Amendment, the Business Management Agreement shall remain in full force and effect, and the parties hereto shall be bound by the terms and conditions thereof, as herein amended.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment effective as of the date first above written.



                                                  CHARLES M. CUMMINS, O.D., P.A.

                                                 By: ___________________________
                                             Charles M. Cummins, O.D., President


                                                 EYE DRX RETAIL MANAGEMENT, INC.

                                                 By: ___________________________
                                                Title: _________________________